Exhibit (a)(1)(B)

Letter of Transmittal
to
Tender Shares of Common Stock
of
TS&W / CLAYMORE TAX-ADVANTAGED BALANCED FUND
PURSUANT TO THE OFFER TO PURCHASE
DATED APRIL 4, 2011
AT
94.5% of Net Asset Value Per Share
(CUSIP Number of Class of Securities: 87280R108)
by
Western Investment LLC
Western Investment Hedged Partners L.P.
Western Investment Total Return Partners L.P.
Western Investment Activism Partners LLC and
Western Investment Total Return Fund Ltd.

THE OFFER AND WITHDRAWAL RIGHTS EXPIRE AT MIDNIGHT
(ONE MINUTE AFTER 11:59 P.M.), NEW YORK CITY TIME,
ON APRIL 29, 2011, UNLESS THE OFFER IS EXTENDED.

The Purchasers (collectively, the “Western Funds”) For The Offer Are:
WESTERN INVESTMENT LLC
WESTERN INVESTMENT HEDGED PARTNERS L.P.
WESTERN INVESTMENT TOTAL RETURN PARTNERS L.P.
WESTERN INVESTMENT ACTIVISM PARTNERS LLC AND
WESTERN INVESTMENT TOTAL RETURN FUND LTD.

The Information Agent for the Offer is:

InvestorCom, Inc.
65 Locust Avenue, Third Floor
New Canaan, Connecticut 06840
Telephone: (877) 972-0090
Email: tywtender@investor-com.com

By Mail, Overnight Courier or Hand: InvestorCom, Inc. 65 Locust Avenue, Third Floor New Canaan, Connecticut 06840	By Facsimile Transmission: (For Eligible Institutions Only) (203) 966-6478	To Confirm Facsimile Only: (877) 972-0090

DESCRIPTION OF SHARES TENDERED
Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as Name(s) appear(s) on Stock Certificate(s))	Stock Certificate(s) Tendered (Attach additional list if necessary)
	Stock Certificate Number(s)*	Total Number of Shares Evidenced by Stock Certificate(s)*	Number of Shares Tendered**

Total Shares

*	Need not be completed by shareholders tendering Shares by book-entry transfer.

**	Unless otherwise indicated, it will be assumed that all Shares evidenced by any Stock Certificates delivered to InvestorCom, Inc. are being tendered. See Instruction 5.

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TO A NUMBER OTHER THAN SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY FOR THE OFFER.  YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED BELOW, WITH SIGNATURE GUARANTEE IF REQUIRED AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW.

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

THIS LETTER OF TRANSMITTAL IS TO BE COMPLETED BY SHAREHOLDERS EITHER IF CERTIFICATES EVIDENCING SHARES (AS DEFINED BELOW) ARE TO BE FORWARDED HEREWITH OR IF DELIVERY OF SHARES IS TO BE MADE BY BOOK-ENTRY TRANSFER TO THE WESTERN FUNDS’ ACCOUNT AT THE DEPOSITORY TRUST COMPANY (“DTC”) PURSUANT TO THE BOOK-ENTRY TRANSFER PROCEDURE DESCRIBED IN SECTION 3 OF THE OFFER TO PURCHASE (AS DEFINED BELOW).  DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO INVESTORCOM, INC.

There are no guaranteed delivery provisions provided for by the Western Funds in conjunction with the Offer.  Holders of outstanding shares of common stock, par value $0.01 (the “Shares”) of TS&W/Claymore Tax-Advantaged Balanced Fund, a Delaware statutory trust, must deliver their Shares in accordance with the procedures set forth in this Letter of Transmittal and in Section 3 of the Offer to Purchase, dated April 4, 2011 (the “Offer to Purchase”).

☐	CHECK HERE IF SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE WESTERN FUNDS’ ACCOUNT AT DTC AND COMPLETE THE FOLLOWING:

Name(s) of Tendering Institution:

Account Number:
Transaction Code Number:

NOTE:  SIGNATURES MUST BE PROVIDED AT THE END OF THIS LETTER OF TRANSMITTAL.  PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL CAREFULLY BEFORE SIGNING THIS LETTER OF TRANSMITTAL.

Ladies and Gentlemen:

The undersigned hereby tenders to Western Investment LLC (“WILLC”), Western Investment Hedged Partners L.P., Western Investment Total Return Partners L.P., Western Investment Activism Partners LLC and Western Investment Total Return Fund Ltd. (collectively, the “Western Funds”) the above-described shares of common stock, par value $0.01 (the “Shares”) of TS&W/Claymore Tax-Advantaged Balanced Fund, a Delaware statutory trust (“TYW”), pursuant to the Western Funds’ offer to purchase up to 800,000 Shares at a price per Share, net to the seller in cash (subject to applicable withholding taxes and any brokerage fees that may apply), without interest thereon, equal to 94.5% of the net asset value per Share determined as of the close of the regular trading session of the New York Stock Exchange on the Expiration Date (as defined in the Offer to Purchase), upon the terms and subject to the conditions set forth in the Offer to Purchase, dated April 4, 2011 (the “Offer to Purchase”), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together, as each may be amended or supplemented from time to time, constitute the “Offer”). The Western Funds reserve the right to transfer or assign, in whole or from time to time in part, to one or more of its affiliates the right to purchase Shares tendered pursuant to the Offer, but any such transfer or assignment will not relieve the Western Funds of their obligations under the Offer or prejudice your rights to receive payment for Shares validly tendered and accepted for payment.

Subject to, and effective upon, acceptance for payment of Shares tendered herewith, in accordance with the terms of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Western Funds all right, title and interest in and to all Shares that are being tendered hereby and all dividends, distributions (including, without limitation, distributions of additional Shares) and rights declared, paid or distributed in respect of such Shares on or after the date of the Offer (collectively, “Distributions”) and irrevocably appoints WILLC the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares and any and all Distributions, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver Share certificates representing one or more Shares (the “Share Certificates”) evidencing such Shares and all Distributions, or transfer ownership of such Shares and all Distributions on the account books maintained by The Depository Trust Company (“DTC”), together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Western Funds or InvestorCom, Inc. (“InvestorCom”), (ii) present such Shares and all Distributions for transfer on the books of TYW and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and all Distributions, all in accordance with the terms of the Offer.

By executing this Letter of Transmittal, the undersigned irrevocably appoints designees of WILLC as attorneys-in-fact and proxies of the undersigned, in the manner set forth in this Letter of Transmittal, each with full power of substitution, to the full extent of the undersigned’s rights with respect to (a) the Shares tendered by the undersigned and accepted for payment by the Western Funds and (b) any and all non-cash dividends, distributions, rights or other securities issued or issuable on or after the date of the Offer to Purchase in respect of such tendered and accepted Shares. All such proxies shall be considered coupled with an interest in the tendered Shares.  This appointment will be effective if, when and only to the extent that the Western Funds accept such Shares for payment pursuant to the Offer.  Upon such acceptance for payment, all prior proxies given by such shareholder with respect to such Shares and other securities will, without further action, be revoked, and no subsequent proxies may be given nor any subsequent written consents executed (and, if given or executed, will not be deemed effective).  The designees of WILLC will, with respect to the Shares and other securities for which the appointment is effective, be empowered to exercise all voting and other rights of such shareholder as they, in their sole discretion, may deem proper at any annual, special, adjourned or postponed meeting of TYW’s shareholders, and the Western Funds reserve the right to require that in order for Shares or other securities to be deemed validly tendered, immediately upon the Western Funds’ acceptance for payment of such Shares, the Western Funds must be able to exercise full voting rights with respect to such Shares. Further, the undersigned irrevocably agrees to vote any Shares tendered in favor of the Nominees and the 2011 14a-8 Proposal (as described in the Offer to Purchase), if proposed at the Annual Meeting. The foregoing proxies and agreements are effective only upon acceptance for payment of Shares pursuant to the Offer.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer Shares tendered hereby and all Distributions, and that when such Shares are accepted for payment by the Western Funds, the Western Funds will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances (other than those resulting from action of the Western Funds or any of its subsidiaries), and that none of such Shares and Distributions will be subject to any adverse claim (other than those resulting from action of the Western Funds or any of their affiliates). The undersigned, upon request, shall execute and deliver all additional documents deemed by the Western Funds or InvestorCom to be necessary or desirable to complete the sale, assignment and transfer of Shares tendered hereby and all Distributions.  In addition, the undersigned shall remit and transfer promptly to the Western Funds all Distributions in respect of Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, the Western Funds shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of Shares tendered hereby or deduct from such purchase price the amount or value of such Distribution as determined by the Western Funds in their sole discretion.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.  Except as stated in the Offer, this tender is irrevocable.

The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and the Western Funds upon the terms and subject to the conditions of the Offer, including, without limitation, the undersigned’s representation and warranty that the undersigned owns all Shares being tendered.

SPECIAL PAYMENT INSTRUCTIONS
(SEE INSTRUCTIONS 1, 6, 7 AND 8)

To be completed ONLY if the check for the purchase price of Shares purchased or Share Certificates evidencing Shares not tendered or not purchased are to be issued in the name of someone other than the undersigned.  Or if Shares tendered hereby and delivered by book-entry transfer that are not purchased are to be returned by credit to an account maintained at DTC other than the account indicated above.

Issue  ☐   Check  ☐   Share Certificate(s) to:

Name:
(Print)

Address:

(Include Zip Code )

(Taxpayer Identification or Social Security Number) (See Substitute Form W-9 Included Herein )

☐ Credit Shares delivered by book-entry transfer and not purchased to the Holder’s DTC Account.

Account Number

SPECIAL DELIVERY INSTRUCTIONS

(SEE INSTRUCTIONS 1, 6, 7 AND 8)

To be completed ONLY if the check for the purchase price of Shares purchased or Share Certificates evidencing Shares not tendered or not purchased are to be mailed to someone other than the undersigned, or to the undersigned at an address other than that shown under “Description of Shares Tendered.”

Mail  ☐   Check  ☐  Share Certificate(s) to:

Name:
(Print)

Address:
(Include Zip Code)

IMPORTANT:
SHAREHOLDERS
SIGN HERE (PLEASE COMPLETE
SUBSTITUTE FORM W-9 INCLUDED HEREIN)

Signature(s) of Holder(s)

Date: ___________, 2011

(Must be signed by registered holder(s) exactly as name(s) appear(s) on Share Certificates or on a security position listing or by a person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith.  If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information.  See Instruction 6.)

Name(s):

(Please Print)

Capacity (full title):

Address:
(Include Zip Code)

Area Code and Telephone Number:

Tax Identification or Social Security Number:

(SEE SUBSTITUTE FORM W-9
INCLUDED HEREIN)

GUARANTEE OF SIGNATURE(S)
(IF REQUIRED—SEE INSTRUCTIONS 1 AND 6)

FOR USE BY FINANCIAL INSTITUTIONS ONLY.
PLACE MEDALLION GUARANTEE IN SPACE BELOW.

Authorized Signature:

Name:
(Please Print)

Name of Firm:

Address:
(Include Zip Code)

Area Code and Telephone Number:

Date: ___________, 2011

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1.           Guarantee of Signatures.

Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program or any other “eligible guarantor institution” (as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended) (each an “Eligible Institution”). Signatures on this Letter of Transmittal need not be guaranteed (i) if this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) have not completed the instruction entitled “Special Payment Instructions” or “Special Delivery Instructions” on this Letter of Transmittal or (ii) if such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

2.           Delivery of Letter of Transmittal and Shares.

This Letter of Transmittal is to be used if Share Certificates are to be forwarded herewith or, unless an Agent’s Message (as defined in the Offer to Purchase) is utilized, if deliveries are to be made by book-entry transfer pursuant to the procedures set forth in Section 3 of the Offer to Purchase.  Share Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Western Funds’ account at DTC, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) and any other documents required by this Letter of Transmittal, or an Agent’s Message in the case of a book-entry transfer, must be received by InvestorCom at its address set forth on the front page of this Letter of Transmittal by the Expiration Date (as defined in the Offer to Purchase). If Share Certificates are forwarded to InvestorCom in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.  There are no guaranteed delivery provisions provided for by the Western Funds in conjunction with the Offer.

THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC, IS AT THE ELECTION AND SOLE RISK OF THE UNDERSIGNED, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY INVESTORCOM, INC. (“INVESTORCOM”), WHICH IS ACTING AS INFORMATION AGENT FOR THE OFFER.  IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED.  IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

No alternative, conditional or contingent tenders will be accepted, and no fractional Shares will be purchased.  By executing this Letter of Transmittal, the undersigned waives any right to receive any notice of the acceptance for payment of the Shares.

3.           Proration.

If more than 800,000 Shares are duly tendered prior to the expiration of the Offer (and not timely withdrawn), the Western Funds will purchase Shares from tendering shareholders, in accordance with the terms and subject to the conditions specified in the Offer to Purchase, on a pro rata basis (with adjustments to avoid purchases of fractional Shares) in accordance with the number of Shares duly tendered by each stockholder during the period the Offer is open (and not timely withdrawn), unless the Western Funds determine not to purchase any Shares.

4.           Inadequate Space.

If the space provided herein is inadequate, the Share Certificate numbers, the number of Shares evidenced by such Share Certificates and the number of Shares tendered should be listed on a separate signed schedule and attached hereto.

5.           Partial Tenders (not applicable to shareholders who tender by book-entry transfer).

If fewer than all the Shares represented by any Share Certificate delivered to InvestorCom are to be tendered, fill in the number of Shares which are to be tendered in the box entitled “Number of Shares Tendered.”  In such case, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the appropriate box on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer.  All Shares represented by certificates delivered to InvestorCom will be deemed to have been tendered unless otherwise indicated.

6.           Signatures on Letter of Transmittal; Stock Powers and Endorsements.

If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the respective Share certificates without alteration, enlargement or any change whatsoever.

If any of the Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

If any of the Shares tendered hereby are registered in names of different holders, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made, or Shares not tendered or not purchased are to be returned, in the name of any person other than the registered holder(s).  Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Shares.  Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Western Funds and InvestorCom of the authority of such person so to act must be submitted.

7.           Stock Transfer Taxes.

The Western Funds will pay any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer.  If, however, payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be returned in the name of, any person other than the registered holder(s), or if a transfer tax is imposed for any reason other than the sale or transfer of Shares to the Western Funds pursuant to the Offer, then the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted herewith.

Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the Share Certificates evidencing the Shares tendered hereby.

8.           Special Payment and Delivery Instructions.

If the check for the purchase price of any Shares purchased is to be issued, or any Shares not tendered or not purchased are to be returned, in the name of a person other than the person(s) signing this Letter of Transmittal or if the check or any certificates for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Shareholders tendering Shares by book-entry transfer may request that Shares not purchased be credited to such account at DTC as such shareholder may designate under “Special Payment Instructions.”  If no such instructions are given, any such Shares not purchased will be returned by crediting the account at DTC designated above.

9.           Substitute Form W-9.

Under the federal income tax laws, the Western Funds will be required to withhold a portion of the amount of any payments made to certain shareholders pursuant to the Offer.  In order to avoid such backup withholding, each tendering shareholder that is a United States citizen, resident or entity, and, if applicable, each other United States payee, must provide the Western Funds with such shareholder’s or payee’s correct taxpayer identification number (“TIN”) and certify that such shareholder or payee is not subject to such backup withholding by completing the attached Substitute Form W-9.  Certain shareholders or payees (including, among others, corporations, non-resident foreign individuals and foreign entities) are not subject to these backup withholding and reporting requirements.  For further information concerning backup withholding see “IMPORTANT TAX INFORMATION” BELOW.

Failure to complete the Substitute Form W-9 will not, by itself, cause Shares to be deemed invalidly tendered, but may require the Western Funds to withhold a portion of the amount of any payments made pursuant to the Offer.

NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER.  PLEASE REVIEW THE “IMPORTANT TAX INFORMATION” SECTION BELOW AND THE ENCLOSED “GUIDELINES FOR CERTIFICATION OF TIN ON SUBSTITUTE FORM W-9” FOR ADDITIONAL DETAILS.

10.           Mutilated, Lost, Stolen or Destroyed Certificates.

Any holder of a certificate(s) which represented Shares whose certificate(s) has been mutilated, lost, stolen, or destroyed should (i) complete this Letter of Transmittal and check the appropriate box above and (ii) contact InvestorCom or TYW immediately.  InvestorCom will provide such holder with all necessary forms and instructions to replace any mutilated, lost, stolen or destroyed certificates.  The holder may also be required to give TYW a bond as indemnity against any claim that may be made against it with respect to the certificate(s) alleged to have been mutilated, lost, stolen, or destroyed.  However, there can be no assurances that such mutilated, lost, stolen or destroyed certificates will be replaced prior to the expiration date of the Offer.

11.           Waiver of Conditions.

Except as otherwise provided in the Offer to Purchase, the Western Funds reserve the right in their sole discretion to waive in whole or in part at any time or from time to time any of the specified conditions of the Offer or any defect or irregularity in tender with regard to any Shares tendered.

12.           Requests for Assistance or Additional Copies.

Any questions and requests for assistance may be directed to InvestorCom at the mailing address, email address and telephone number set forth on the back cover of this Letter of Transmittal.  Additional copies of the Offer to Purchase, this Letter of Transmittal and other documents related to the Offer may be obtained free of charge from a website maintained by the Western Funds at www.westerninvestmenttenderoffers.com or from InvestorCom at the mailing address, email address and telephone number set forth on the back cover of this Letter of Transmittal.

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE HEREOF), PROPERLY COMPLETED AND DULY EXECUTED (TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES AND SHARE CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY INVESTORCOM PRIOR TO THE EXPIRATION DATE (AS DEFINED IN THE OFFER TO PURCHASE).

IMPORTANT TAX INFORMATION

Under the federal income tax law, a shareholder whose tendered Shares are accepted for payment is required by law to provide the Western Funds (as payer) with such shareholder’s correct TIN on Substitute Form W-9 below.  If such shareholder is an individual, the TIN is such shareholder’s social security number.  If the Western Funds are not provided with the correct TIN, the shareholder may be subject to penalties imposed by the Internal Revenue Service (“IRS”) and payments that are made to such shareholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding.

Certain shareholders (including, among others, corporations, non-resident foreign individuals and foreign entities) are not subject to these backup withholding and reporting requirements.  In order for a foreign shareholder to qualify as an exempt recipient, such shareholder must submit the appropriate IRS Form W-8, signed under penalties of perjury, attesting to such individual’s foreign status.  Each IRS Form W-8 is available on the IRS website (www.irs.gov) or can be obtained from InvestorCom, Inc.

If backup withholding applies, the Western Funds are required to withhold 28% of any payments made to the shareholder.  Backup withholding is not an additional tax.  Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld.  If withholding results in an overpayment of taxes, a refund may be obtained from the IRS provided that the required information is furnished to the IRS.

For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a TIN if you do not have one and how to complete the Substitute Form W-9 if Shares are held in more than one name), consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.”

Purpose of Substitute Form W-9

To prevent backup withholding on payments that are made to a United States shareholder with respect to Shares purchased pursuant to the Offer, the shareholder is required to notify the Western Funds of such shareholder’s correct TIN by completing the form below certifying (i) that the TIN provided on Substitute Form W-9 is correct (or that such shareholder is awaiting a TIN) and (ii) that such shareholder is not subject to backup withholding because (a) such shareholder has not been notified by the IRS that such shareholder is subject to backup withholding as a result of a failure to report all interest or dividends, (b) the IRS has notified such shareholder that such shareholder is no longer subject to backup withholding or (c) such shareholder is exempt from backup withholding.

What Number to Give the Western Funds

United States shareholders are required to give the Western Funds the social security number or employer identification number of the record holder of the Shares tendered hereby.  If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.  If the tendering shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the shareholder should check the “Awaiting TIN” box in Part II, sign and date the Substitute Form W-9 and complete the Certificate of Awaiting Taxpayer Identification Number below.  Notwithstanding that the “Awaiting TIN” box is checked in Part II and the Certificate of Awaiting Taxpayer Identification Number is completed, InvestorCom, Inc. will withhold 28% of all payments of the purchase price to such shareholder until a TIN is provided to the Western Funds.  Such amounts will be refunded to such surrendering shareholder if a TIN is provided to the Western Funds within 60 days.

SUBSTITUTE FORM W-9	Name:
Address:
(number and Street)

(City)(State)(Zip Code)
Department of the Treasury Internal Revenue Service	Check appropriate box:
	Individual/Sole Proprietor	☐	Corporation	☐	Exempt from
	Partnership	☐	Other (specify)	☐	Backup Withholding☐
Request for Taxpayer	Part I - Please provide your taxpayer or identification number in the space at right. If awaiting TIN, write “Applied For.”			SSN: or EIN:
Identification Number (TIN) and	Part II. - Awaiting TIN ☐
Certification
Part III. - Certification
Under penalties of perjury, I certify that:
(1)    The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me);
(2)    I am not subject to backup withholding either because (a) I am exempt from backup withholding, (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
(3)    I am a United States person (including a United States resident alien).

Certification Instructions —You must cross out item (2) in Part III above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return.  However, if after being notified by the IRS that you were subject to backup withholding you received notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).

Sign Here => ______________________________________________              Signature Date: ______________

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE AND BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER.  PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

NOTE: YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART II OF THE SUBSTITUTE FORM W-9.

CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration office or (2) I intend to mail or deliver an application in the near future.  I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me thereafter will be withheld until I provide a taxpayer identification number to the payer and that, if I do not provide my taxpayer identification number within sixty days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding.

Signature  ______________________________________________           Date:  ___________________________

Any questions and requests for assistance may be directed to InvestorCom, Inc., the information agent for the Offer at the mailing address, email address and telephone number set forth below.  Additional copies of the Offer to Purchase, the Letter of Transmittal and other documents related to the Offer may be obtained free of charge from a website maintained by the Western Funds at www.westerninvestmenttenderoffers.com or from InvestorCom, Inc. at the mailing address, email address and telephone number set forth below.  Holders of Shares may also contact their broker, dealer, commercial bank or trust company or other nominee for assistance concerning the Offer.

InvestorCom, Inc.
65 Locust Avenue, Third Floor
New Canaan, Connecticut 06840
Email: tywtender@investor-com.com